UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address	of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series 3 Preferred Stock and Series 4 Preferred Stock defined and referenced in Item 5.03 below, and as more fully described in the respective Certificate of Designations relating to the Series 3 Preferred Stock and Series 4 Preferred Stock, the ability of Merrill Lynch & Co., Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and on other preferred stock ranking on a parity with the Series 3 Preferred Stock and Series 4 Preferred Stock, will be subject to certain restrictions in the event that it does not declare dividends on the Series 3 Preferred Stock or Series 4 Preferred Stock during any dividend period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2005, the Company filed two Certificates of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of the 6.375% Non-Cumulative Preferred Stock, Series 3 of the Company (the “Series 3 Preferred Stock”) and the terms of the Floating Rate Non-Cumulative Preferred Stock, Series 4 of the Company (the “Series 4 Preferred Stock”), respectively.

Item 8.01.	Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by the Company with the Securities and Exchange Commission covering preferred stock issuable pursuant to the Company’s Restated Certificate of Incorporation. The Company shall issue two series of depositary shares. One shall represent a 1/1200th interest in a share of Series 3 Preferred Stock. The other shall represent a 1/1200th interest in a share of Series 4 Preferred Stock. The exhibits consist of the respective Underwriting Agreements for the Series 3 Preferred Stock and the Series 4 Preferred Stock, the Restated Certificate of Incorporation, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 1, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 2, the Certificate of Designations related to the the Series 3 Preferred Stock, the Certificate of Designations related to the the Series 4 Preferred Stock and an opinion of counsel.

Item 9.01.	Financial Statements and Exhibits.

EXHIBITS

(1.1)	Underwriting Agreement for the Series 3 Preferred Stock, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on its own behalf and as Representative of the several underwriters named therein, dated as of November 9, 2005.

(1.2)	Underwriting Agreement for the Series 4 Preferred Stock, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of November 9, 2005.

(3.1)	Restated Certificate of Incorporation of the Registrant, effective as of May 3, 2001.

(3.2) & (4.1)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 1.

(3.3) & (4.2)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 2.

(3.4) & (4.3)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 3 Preferred Stock.

(3.5) & (4.4)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 4 Preferred Stock.

(5) & (23)	Opinion of Sidley Austin Brown & Wood LLP relating to the Series 3 Preferred Stock and Series 4 Preferred Stock (including consent for inclusion of such opinion in this report and in the Registrant’s Registration Statement relating to such securities).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/s/ John Laws
Name:	John Laws
Title:	Assistant Treasurer

Date: November 14, 2005

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED November 14, 2005

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

(1.1)	Underwriting Agreement for the Series 3 Preferred Stock, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on its own behalf and as Representative of the several underwriters named therein, dated as of November 9, 2005.

(1.2)	Underwriting Agreement for the Series 4 Preferred Stock, among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of November 9, 2005.

(3.1)	Restated Certificate of Incorporation of the Registrant, effective as of May 3, 2001.

(3.2) & (4.1)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 1.

(3.3) & (4.2)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 2.

(3.4) & (4.3)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 3 Preferred Stock.

(3.5) & (4.4)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 4 Preferred Stock.

(5) & (23)	Opinion of Sidley Austin Brown & Wood LLP relating to the Series 3 Preferred Stock and Series 4 Preferred Stock (including consent for inclusion of such opinion in this report and in the Registrant’s Registration Statement relating to such securities).